THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® Series, American Legacy® Design
American Legacy® Signature, American Legacy® Advisory
American Legacy® Shareholder’s Advantage (A Share)

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM Series, ChoicePlusSM Advisory
ChoicePlusSM Design, ChoicePlusSM Signature, ChoicePlus AssuranceSM Prime
Lincoln InvestmentSolutionsSM RIA

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Series, American Legacy® Design
American Legacy® Signature, American Legacy® Advisory
American Legacy® Shareholder’s Advantage (A Share)

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM Series, ChoicePlusSM Advisory
ChoicePlusSM Design, ChoicePlusSM Signature, ChoicePlus AssuranceSM Prime

Supplement dated May 8, 2020 to the prospectus dated May 1, 2020

This supplement to your variable annuity prospectus discusses the availability of certain Living Benefit Riders offered under your contract. All other provisions of your prospectus remain unchanged. The supplement is for informational purposes and requires no action on your part.

The following Living Benefit Riders will continue to be available for election by existing Contractowners on and after May 18, 2020:

•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk);
•	Lincoln Market Select® Advantage;
•	Lincoln Max 6 SelectSM Advantage; and
•	4LATER® Select Advantage.

We reserve the right to discontinue offering post-issue elections of these riders at any time upon advanced written notice to you. Rider elections on or after May 18, 2020 are subject to Home Office approval if your Contract Value totals $1 million or more. Please note that your contract may not offer every rider discussed in this supplement.

If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017, and you want to terminate that rider to elect Lincoln Market Select® Advantage, or if you elected 4LATER® Advantage (Managed Risk) and wish to terminate that rider to elect 4LATER® Select Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage or 4LATER® Select Advantage. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing rider and elect Lincoln Market Select® Advantage or 4LATER® Select Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.

Please refer to the Availability paragraphs of each rider section in your prospectus for complete details.

Please retain this supplement for future reference.